UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 18, 2006 (July 3, 2006)
Date of Report (Date of earliest event reported)

Protective Life Insurance Company

(Exact name of registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	001-31901 (Commission File Number)	63-0169720 (IRS Employer Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of principal executive offices) (Zip Code)

(205) 268-1000
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
   240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro Forma Financial Information

The Unaudited Pro Forma Condensed Financial Information of Protective Life, giving effect to the acquisition of the Acquired Companies, as of the dates and for the periods therein specified, are attached hereto as Exhibit 99, and are incorporated in this Current Report by reference.

(d)       Exhibits.

Exhibit No.	Description

99	Unaudited Pro Forma Financial Information.

Protective Life Insurance Company
By:	/s/ STEVEN G. WALKER Name: Steven G. Walker Title: Senior Vice President, Controller and Chief Accounting Officer

Date: September 18, 2006